UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015 (September 9, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

David L. Van Andel Trust

In connection with the exercise of the Twinlab Consolidated Holdings, Inc. (the “Company”) Warrant No. 2015-17 by the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993, a Michigan Trust (the “Trust”), as more fully reported in Item 3.02 below, the Company entered into a Put Agreement Related to Exercise of Warrant 2015-17 with the Trust, effective September 9, 2015 (the “Put Agreement”). Pursuant to the Put Agreement, the Trust was granted the right, upon written notice to the Company, to require the Company (a) to repurchase the shares purchased by the Trust pursuant to its exercise of Warrant 2015-17 for an aggregate purchase price of $4,999,999.62 to be paid to the Trust in the form of a five-year interest only promissory note in form and substance as attached as Exhibit A to the Put Agreement, and (b) to issue a new warrant to the Trust, in the form attached as Exhibit B to the Put Agreement, allowing the Trust, through September 30, 2017, to purchase up to 12,987,012 shares of the Company’s common stock for thirty-eight and a half cents per share (collectively, the “Put Right”). The Put Right granted to the Trust is first exercisable on October 15, 2015 and expires on the earlier of (a) the Company’s closing of the purchase of the equity interests of Organic Holdings, LLC pursuant to the Unit Purchase Agreement previously referenced in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 19, 2015, (b) the purchase of the Company’s common stock by one or more investors, in an aggregate amount of at least $25,000,000, including both the purchase price paid for any common stock as well as the exercise price of any contingent warrants issued in connection therewith, assuming full exercise thereof; or (c) March 15, 2016.

The foregoing description of the Put Agreement is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Midcap Funding X Trust

As previously reported by the Company in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, and (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), NutraScience Labs, Inc. (f/k/a TCC CM Subco I, Inc.) (“NSL”) and NutraScience Labs IP Corporation (f/k/a TCC CM Subco II, Inc.) (“NSLIP” and with the Company, TCC, THI, Twinlab, ISI and NSL collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust (“MidCap”), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, and that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent dated as of June 30, 2015, the “Credit Agreement”).

The Company’s adjusted EBITDA (as defined in the Credit Agreement) for the month of July 2015 was not in compliance with the Minimum Adjusted EBITDA (as defined in the Credit Agreement) covenants in the Credit Agreement. On September 9, 2015, the Twinlab Companies and MidCap entered into an Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver (the “MidCap Sixth Amendment”). Pursuant to the MidCap Sixth Amendment, MidCap provided a limited waiver of the Company’s failure to comply with the Minimum Adjusted EBITDA covenant for the month of July 2015, amended the Credit Agreement to delete the Minimum Adjusted EBITDA covenant previously in place for the month of August 2015, provided its limited consent to the Company’s entry into the Put Agreement with the Trust, and provided its limited consent to the Company’s sale of a parcel of undeveloped land at 756 E. Quality Drive in American Fork, Utah (the “Real Property”) to JL Property 2, LLC. The Company was charged a modification fee of $25,000 for the MidCap Sixth Amendment.

2

The foregoing description of the MidCap Sixth Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Penta Mezzanine SBIC Fund I, L.P.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on November 18, 2014, (ii) Current Report on Form 8-K filed with the SEC on January 28, 2015, (iii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iv) Current Report on Form 8-K filed with the SEC on May 6, 2015, and (v) Current Report on Form 8-K filed with the SEC on July 7, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended by the First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by the Third Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, and as further amended by the Fourth Amendment to Note and Warrant Agreement, Limited Consent and Limited Waiver, with Penta Mezzanine SBIC Fund I, L.P., a Delaware limited partnership (“Penta”).

On September 9, 2015, the Twinlab Companies and Penta entered into a Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent (the “Penta Fifth Amendment”). Pursuant to the Penta Fifth Amendment, Penta provided its limited consent to the Company’s entry into the Put Agreement with the Trust, and provided its limited consent to the Company’s sale of the Real Property to JL Property 2, LLC.

The foregoing description of the Fifth Penta Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

JL-Mezz Utah, LLC

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, and (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended by the First Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, and as further amended by the Third Amendment to Note and Warrant Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, with JL-Mezz Utah, LLC f/k/a JL-BBNC Mezz Utah, LLC (“JL”).

On September 9, 2015, the Twinlab Companies and JL entered into a Fourth Amendment to Note and Warrant Purchase Agreement and Limited Consent (the “JL Fourth Amendment”). Pursuant to the JL Fourth Amendment, JL provided its limited consent to the Company’s entry into the Put Agreement with the Trust, and provided its limited consent to the Company’s sale of the Real Property to JL Property 2, LLC.

The foregoing description of the JL Fourth Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed in a Current Report filed with the SEC on June 8, 2015 by the Company, on June 2, 2015 the Company issued a warrant (the “Warrant”) to the Trust.

Pursuant to the Warrant, the Trust has the right to acquire an aggregate 12,987,012 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price of $0.385 per share. On September 10, 2015, the Trust exercised the Warrant in full, thereby acquiring 12,987,012 shares of Common Stock. The Company received aggregate proceeds of $4,999,999.96 as a result of such exercise.

The Company issued the above-referenced shares of Common Stock in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance and sale of the shares of Common Stock were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The shares were issued directly by the Company and did not involve a public offering or general solicitation. The Trust was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that the Trust, immediately prior to the issuance of the above-referenced shares, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. The Trust had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced shares.

3

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.85	Put Agreement Related to Exercise of Warrant 2015-17, dated as of September 9, 2015, by and between Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust under trust agreement dated November 30, 1999.

Exhibit 10.86	Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver, dated as of September 9, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and MidCap Funding X Trust.

Exhibit 10.87	Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of September 9, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.88	Fourth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of September 9, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-Mezz Utah LLC.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy Thomas A. Tolworthy President and Chief Executive Officer

5

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.85	Put Agreement Related to Exercise of Warrant 2015-17, dated as of September 9, 2015, by and between Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust under trust agreement dated November 30, 1999.

Exhibit 10.86	Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver, dated as of September 9, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and MidCap Funding X Trust.

Exhibit 10.87	Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of September 9, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.88	Fourth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of September 9, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation and JL-Mezz Utah LLC.

6